UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2017

SCIVANTA MEDICAL CORPORATION

(Exact name of registrant as specified in charter)

Nevada	000-27119	22-2436721
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

606 Liberty Ave., 3rd Floor, Pittsburgh, PA	15222
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 851-3388

215 Morris Avenue, Spring Lake, New Jersey, 07762

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SCVM	OTC:Pink

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Three of the four former members of the Board of Directors of registrant resigned on the following dates: Anthony Giordano, III resigned effective March 16, 2017, Thomas J. DeSouza resigned effective November 14, 2017, and David LaVance resigned effective December 31, 2017. The resignation of Messrs. Giordano, DeSouza and LaVance were not as a result of any disagreement with the registrant relating to the registrant's operations, policies or practices. We previously reported in our Current Report on Form 8-K filed April 30, 2016, that Thomas Gifford resigned effective April 26, 2018, as President and a member of the registrant’s Board of Directors. Mr. Gifford’s resignation was not the result of any disagreement with the registrant relating to the registrant’s operations, policies or practices.

Vince Sbarra was appointed as a director of the registrant on April 18, 2019. Mr. Sbarra, age 52, serves as the Managing Partner at EROP Capital, LLC. EROP Capital is a privately held investment firm which provides debt solution and growth capital to emerging small cap companies. The firm also provides advisory services to small private and public companies. Prior to founding EROP Capital in 2014, Mr. Sbarra served as President and Managing Director of Street Capital, Inc. Street Capital was a FINRA registered Investment Banking Firm from 2001 to 2014. Mr. Sbarra served as Senior Vice President of VFinance Capital between 1995 to 2001. Prior to VFinance, Mr. Sbarra served in various executive and corporate finance roles at JW Genesis Securities and Josephthal & Co, Inc. Mr. Sbarra holds a Bachelor of Business Administration with a Concentration in Entrepreneurship from the Lubin School of Business at Pace University. We believe that Mr. Sbarra’s financing expertise and experience with small cap companies qualifies him to be a member of our Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIVANTA MEDICAL CORPORATION
(Registrant)

By:	/s/ Leonard Lovallo
Leonard Lovallo President

Date: July 16, 2019